                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                 __________

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                              December 19, 1996
--------------------------------------------------------------------------------
              Date of Report (Date of earliest event reported)


                         Home Shopping Network, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in Charter)


              Delaware                1-9118             59-2649518
--------------------------------------------------------------------------------
          (State or Other Juris.   (Commission          (IRS Employer
           of Incorporation)        File Number)      Identification No.)


       2501 118th Avenue North
       St. Petersburg, Florida                                    33716
--------------------------------------------------------------------------------
        (Address of Principal                                   (Zip Code)
          Executive Offices)




                                 (813) 572-8585
--------------------------------------------------------------------------------
                        (Registrant's telephone number,
                              including area code)
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ITEM 1.  CHANGE IN CONTROL

         On Thursday, December 19, 1996, Home Shopping Network, Inc., Silver King Communications, Inc. and Savoy Pictures Entertainment, Inc. announced that the merger of the three companies was approved by their respective shareholders and that the merger of the three companies is expected to be completed on Friday, December 20, 1996. Attached hereto as Exhibit 99 is a copy of the jointly issued press release.

         The merger was completed following the close of trading on the New York Stock Exchange on December 20, 1996.

         In connection with the merger, Home Shopping Network, Inc., Silver King Communications, Inc. and United States Trust Company of New York, as Trustee (the "Trustee"), entered into a supplement, dated as of December 20, 1996, to the Indenture, dated as of March 1, 1996, between Home Shopping Network, Inc. and the Trustee.


ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 10.40 is a copy of the Nonqualified Stock Option Agreement between Home Shopping Network, Inc. and Barry Diller, Chairman of the Board of Home Shopping Network, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial statements of businesses acquired.

                 Not applicable.

         (b)     Pro forma financial information.

                 Not applicable.

         (c)     Exhibits

                 NUMBER                      DESCRIPTION
                 ------                      -----------

                 99 Press Release of Home Shopping Network, Inc., Silver King Communications, Inc. and
                                   Savoy Pictures Entertainment, Inc. dated
                                   December 19, 1996.

                 10.40 Nonqualified Stock Option Agreement between Home Shopping Network, Inc. and
                                   Barry Diller, Chairman of the Board of
                                   Home Shopping Network, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOME SHOPPING NETWORK, INC.


Dated: December 20, 1996              By  /s/  Kevin J. McKeon
                                         ------------------------------------
                                         Name: Kevin J. McKeon
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer





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                                 EXHIBIT INDEX


NUMBER                    DESCRIPTION                               PAGE
------                    -----------                               ----
    99                    Press Release of Home Shopping              5
                          Network, Inc., Silver King
                          Communications, Inc. and Savoy
                          Pictures Entertainment, Inc.

    10.40                 Nonqualified Stock Option Agreement         9
                          between Home Shopping Network, Inc.
                          and Barry Diller, Chairman of the
                          Board of Home Shopping Network, Inc.





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